SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 22, 2008
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 1.01           Entry into a Material Definitive Agreement.

On December 22, 2008, Borders Group, Inc. (the “Company”) announced that it had agreed with Pershing Square Capital Management, L.P. on behalf of certain of its affiliates (collectively, “Pershing Square”) to extend, until February 16, 2009, the expiration of Pershing Square’s previously announced offer to purchase Borders’ U.K. based business interests (the “UK Purchase Offer Option”), consisting principally of substantially all of the shares of the Paperchase gifts and stationary business for $65,000,000, subject to certain conditions. At the same time, Pershing Square has extended the deadline for repayment of the $42,500,000 senior secured term loan facility from Pershing Square to Borders (the “Term Loan Facility”) to February 16, 2009. Other terms of the UK Purchase Offer Option and Term Loan Facility remain unchanged except that the approximately $1,000,000 repayment premium that Borders is required to pay Pershing Square upon repayment of the Term Loan Facility remains due no later than January, 15, 2009.

The foregoing description of the UK Purchase Offer Option and Term Loan Facility and the respective amendments thereto does not purport to be complete and is qualified in its entirety by reference to the purchase offer letter, dated as of April 9, 2008 from Pershing Square to Borders (the “Purchase Offer Letter”), the Term Loan Facility, and the respective amendments thereto, which are attached hereto as exhibits.

On December 22, 2008, the Company issued a press release attached hereto as Exhibit 99.1, announcing the extension of the UK Purchase Offer Option and the Term Loan Facility.

ITEM 9.01           Financial Statements and Exhibits.

Exhibits:

10.1 (1)	Purchase Offer Letter, dated as of April 9, 2008, between Pershing Square Capital
Management, L.P. and Borders Group, Inc.

10.2 (1)	Senior Secured Credit Agreement, dated as of April 9, 2008, among Borders Group, Inc., as borrower, the guarantors listed therein, the Lenders listed therein and Pershing Square
Capital Management, L.P. as administrative agent and collateral agent.

10.3	Extension of Purchase Offer Letter, dated as of December 22, 2008, between Pershing
Square Capital Management, L.P. and Borders Group, Inc.

10.4	First Amendment to the Senior Secured Credit Agreement, dated as of December 22,
2008 among Borders Group, Inc. as borrower and the guarantors listed therein, the
Lenders listed therein and Pershing Square Capital Management, L.P. as administrative agent and collateral agent.

99.1	Press release issued by Borders Group, Inc. on December 22, 2008

(1) Incorporated by reference from the Company’s Current Report on Form 8-K dated April 9, 2008 (File
No. 1-13740).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: December 23, 2008	By: /s/ EDWARD W. WILHELM
Edward W. Wilhelm
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)